================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 2003

                           FLAG TELECOM GROUP LIMITED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             Bermuda                    000-29207                 N/A
 (State or Other Jurisdiction of      (Commission            (IRS Employer
         Incorporation)               File Number)         Identification No.)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
               (Address of Principal Executive Offices) (Zip Code)

   Registrant's telephone number, including area code       1- (441) 296-0909

                                       N/A
          (Former name or former address, if changed since last report)



===============================================================================

ITEM 5.      OTHER EVENTS

             On July 7, 2003, FLAG Telecom Group Limited (the "Company") issued a press release stating the Company has filed with the Securities and Exchange Commission three separate periodic reports: Quarterly Report on Form 10-Q for the period ended September 30, 2002, Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the period ended March 31, 2003. The press release is furnished herewith and incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits

Exhibit No.  Description
-----------  -----------
99.1         Press Release dated July 7, 2003 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FLAG TELECOM GROUP LIMITED
                                                (Registrant)

Date:    July 7, 2003                           /s/  Kees van Ophem
                                                --------------------------------
                                                Name:      Kees van Ophem
                                                Title:     General Counsel

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
99.1            Press Release dated July 7, 2003 of the Company.